IRREVOCABLE TRANSFER AGENT INSTRUCTIONS



                                  April 1, 2005



Atlas Stock Transfer Corp.
5899 S. State Street
Salt Lake City, UT 84109
Attention: Pam Grey


         RE:      DIRECTVIEW, INC.

Ladies and Gentlemen:


         Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between DirectView, Inc., a Nevada corporation (the "Company"), and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") and that certain Pledge and Escrow Agreement (the "Pledge Agreement") of even date herewith among the Company, the Buyers and David Gonzalez, as escrow agent (the "Escrow Agent"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, an the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of One Million Dollars ($1,000,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at the Buyers discretion. These instructions relate to the following stock or proposed stock issuances or transfers:

1. The Company has agreed to issue to the Buyers up to 41,666,667 shares of the Company's Common Stock upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares")

2. The Company has issued 250,000,000 shares of Common Stock (the "Escrowed Shares") in the Company's name that have been or are being delivered to the Escrow Agent pursuant to the Pledge Agreement.

This letter shall serve as our irrevocable authorization and direction to Atlas Stock Transfer Corp. (the "Transfer Agent") to do the following:

1.       Conversion Shares.

     a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as
Exhibit I, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer --- Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers' or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.


     b. The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the - form set forth in Exhibit III attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for resale under the Securities Act of 1933, as amended, then the provisions of paragraph 1(a)(ii), above, shall not be applicable until such shares are registered, and the certificates for the Conversion Shares and Interest Shares shall bear the following legend:


            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
              BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE
            SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT
            BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE
             ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
            SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
              OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
            COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY,
               THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
            APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT
                          TO RULE 144 UNDER SAID ACT."

     c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

     d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Conversion Notice substantially in the form attached as an exhibit to the Debentures, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

2. Escrowed Shares.

     a. With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent ("Escrow Notice"), with a copy to the Company, to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear restrictive legend described in paragraph 1(d), above.

3.                    All Shares.

     a. The Transfer Agent shall reserve for issuance to the Buyers the Conversion Shares and the Escrowed Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.


     b. The Transfer Agent shall rely exclusively on the Conversion Notice or the Escrow Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Escrow Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

     c. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

         Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.


           The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.


         Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.


         The Company hereby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted with the exception Common Stock issuable to Cornell Capital Partners, LP pursuant to the Standby Equity Distribution Agreement, the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company's Common Stock except to register up to 20,000,000 shares of the Common Stock to be issued under a stock incentive plan to the Company's non-executive employees, provided that (x) such shares are not issued without consideration or for a consideration less than the Common Stock's closing Bid Price on the date of issuance, and (y) such Form S-8 registration statement is not filed prior to 90 days following the effectiveness of the registration statement covering resale of the Conversion Shares and Interest Shares.

           The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.


         The Company and the Transfer Agent acknowledge that the Buyers are relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.


         Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                           COMPANY:

                                           DIRECTVIEW, INC.
                                           By:
                                           Name:    Michael Perry
                                           Title:   Chief Executive Officer



                                            David Gonzalez, Esq.


                                        ATLAS STOCK TRANSFER CORP.

                                        By: /s/ Pam Gray
                                        Name: Pam Gray
                                        Title:

                                   SCHEDULE I


                               SCHEDULE OF BUYERS


                                                                                        Address/Facsimile
Name                                    Signature                                       Number of Buyers

Highgate House Funds, Ltd               By:      Yorkville Advisors, LLC                101 Hudson Street - Suite 3700
                                        Its:     General Partner                        Jersey City, NJ  07303
                                                                                        Facsimile:        (201) 985-8266

                                        By:
                                        Name:    Mark Angelo
                                        Its:     Portfolio Manager

                                    EXHIBIT I


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                            FORM OF CONVERSION NOTICE


         Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") between DirectView, Inc., (the "Company"), and the Buyers set forth on Schedule I attached thereto dated April 1, 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.0001 per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:

Amount to be converted:                                                  $

Conversion Price:                                                        $

Shares of Common Stock Issuable:

Amount of Debenture unconverted:                                         $

Amount of Interest Converted:                                            $

Conversion Price of Interest:                                            $

Shares of Common Stock Issuable:

Amount of Liquidated Damages:                                            $

Conversion Price of Liquidated Damages:                                  $

Shares of Common Stock Issuable:

Total Number of shares of Common Stock to be issued:



Please issue the shares of Common Stock in the following name and to the following address:

Issue to:

Authorized Signature:

Name:

Title:

Phone #:

Broker DTC Participant Code:

Account Number*:



                      * Note that receiving broker must initiate transaction on DWAC System.

                                  EXHIBIT II-2
                                  EXHIBIT II-1


                                   EXHIBIT II


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


_________, 2005

--------


Attention:

RE:      DIRECTVIEW, INC.

Ladies and Gentlemen:

         We are counsel to DirectView, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of April 1, 2005 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to One Million Dollars ($1,000,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of April 1, 2005, with the Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

         In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


         The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.


                                                     Very truly yours,




                                                     By:
                                                        ------------------

                                   EXHIBIT III


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                                 FORM OF OPINION


________________ 2005

VIA FACSIMILE AND REGULAR MAIL

--------


Attention:

         RE:      DIRECTVIEW, INC.

Ladies and Gentlemen:


         We have acted as special counsel to DirectView, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.


         In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2005. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.


         We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be resold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the resale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.


         In rendering this opinion we have relied upon the accuracy of the foregoing statements.


         Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.


         This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

                                   EXHIBIT A-1


                                   EXHIBIT "A"


                         (LIST OF SELLING STOCKHOLDERS)


Name:                                                             No of Shares: